UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

        Date of report (Date of earliest event reported): August 9, 2004

                         NORTH CENTRAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

              Iowa                    0-27672                   42-1449849
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

    c/o First Federal Savings Bank of Iowa, 825 Central Avenue, Fort Dodge,
                                   Iowa 50501
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 576-7531

                                 Not Applicable
          (Former name or former address, if changed since last report)

Items 1.-4.   Not applicable.

Item 5. On August 9, 2004, North Central Bancshares, Inc. (the "Company"), the holding company for First Federal Savings Bank of Iowa (the "Bank"), issued a press release announcing that John L. Pierschbacher, Chief Financial Officer and Treasurer of the Company and the Bank, has resigned effective October 29, 2004. A copy of the press release containing the announcement is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 6.       Not applicable.

Item 7.       Financial Statements and Exhibits

       (a)    No financial statements are required to be filed with this report.

       (b) No pro forma financial information is required to be filed with this report.

       (c)    Exhibits:

              99.1     Press release dated August 9, 2004.

Items 8.-12.  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         NORTH CENTRAL BANCSHARES, INC.



                         By:    /s/ David M. Bradley
                                --------------------
                         Name:  David M. Bradley
                         Title: Chairman, President and Chief Executive Officer


Date: August 11, 2004

                                  EXHIBIT INDEX

     Exhibit No.                   Description
     -----------                   -----------
        99.1            Press Release dated August 9, 2004.